SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  July 25, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-63602-1                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                              3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of January 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On July 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 25, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:  July 30, 2002        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 25, 2002



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     July 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1        200,000,000.00   190,810,338.82  1,460,060.19   1,041,506.43    2,501,566.62     0.00         0.00      189,350,278.63
IA2         13,049,000.00    12,706,592.82     69,606.89      69,356.82      138,963.71     0.00         0.00       12,636,985.93
IA3         12,410,000.00    12,752,407.18          0.00           0.00            0.00     0.00    69,606.89       12,822,014.07
IA4         28,500,000.00    28,500,000.00          0.00     155,562.50      155,562.50     0.00         0.00       28,500,000.00
IIA1        38,331,000.00    35,251,000.00    616,000.00     161,492.42      777,492.42     0.00         0.00       34,635,000.00
IIA3        50,000,000.00    44,196,149.40    888,703.50     239,285.18    1,127,988.68     0.00         0.00       43,307,445.90
IIA4       100,000,000.00    90,298,389.10  1,643,211.77     488,890.24    2,132,102.01     0.00         0.00       88,655,177.33
IIA5        12,300,000.00    12,300,000.00          0.00      66,594.21       66,594.21     0.00         0.00       12,300,000.00
AP           1,734,900.00     1,716,754.03      2,028.04           0.00        2,028.04     0.00         0.00        1,714,725.99
B1          10,044,000.00    10,003,874.44      8,152.38      54,471.87       62,624.25     0.00         0.00        9,995,722.06
B2           2,390,000.00     2,380,452.01      1,939.88      12,961.75       14,901.63     0.00         0.00        2,378,512.13
B3           3,587,000.00     3,572,670.00      2,911.45      19,453.47       22,364.92     0.00         0.00        3,569,758.55
B4           2,630,000.00     2,619,493.20      2,134.68      14,263.34       16,398.02     0.00         0.00        2,617,358.52
B5           1,673,000.00     1,666,316.40      1,357.92       9,073.22       10,431.14     0.00         0.00        1,664,958.48
B6           1,680,461.00     1,673,942.22      1,574.95       9,114.75       10,689.70     0.00         0.00        1,672,367.27
R                  100.00             0.00          0.00           0.00            0.00     0.00         0.00                0.00
P                    0.00             0.00          0.00      14,252.34       14,252.34     0.00         0.00                0.00
TOTALS     478,329,461.00   450,448,379.62  4,697,681.65   2,356,278.54    7,053,960.19     0.00    69,606.89      445,820,304.86

IIA2         5,897,076.00     5,423,229.85          0.00      29,362.25       29,362.25     0.00         0.00        5,328,460.62
AX           7,277,400.00     6,037,584.17          0.00      32,870.01       32,870.01     0.00         0.00        5,802,195.35
PAX          7,754,619.00     7,637,598.56          0.00      41,430.22       41,430.22     0.00         0.00        7,631,673.79
IAX         70,784,938.00    63,258,827.56          0.00      34,089.95       34,089.95     0.00         0.00       61,906,656.95

AP1          1,499,512.00     1,482,410.11      1,818.47           0.00        1,818.47     0.00         0.00        1,480,591.64
AP2            235,388.00       234,343.92        209.57           0.00          209.57     0.00         0.00          234,134.35
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1      86358R VC8      954.05169410    7.30030095    5.20753215    12.50783310    946.75139315       IA1        6.550000 %
IA2      86358R VD6      973.75989118    5.33427006    5.31510614    10.64937620    968.42562112       IA2        6.550000 %
IA3      86358R VE4    1,027.59123127    0.00000000    0.00000000     0.00000000  1,033.20016680       IA3        6.550000 %
IA4      86358R VF1    1,000.00000000    0.00000000    5.45833333     5.45833333  1,000.00000000       IA4        6.550000 %
IIA1     86358R VH7      919.64728288   16.07054342    4.21310219    20.28364561    903.57673945       IIA1       5.500000 %
IIA3     86358R VK0      883.92298800   17.77407000    4.78570360    22.55977360    866.14891800       IIA3       6.500000 %
IIA4     86358R VL8      902.98389100   16.43211770    4.88890240    21.32102010    886.55177330       IIA4       6.500000 %
IIA5     86358R VM6    1,000.00000000    0.00000000    5.41416341     5.41416341  1,000.00000000       IIA5       6.500000 %
AP       86358R VP9      989.54062482    1.16896651    0.00000000     1.16896651    988.37165831       AP         0.000000 %
B1       86358R VR5      996.00502190    0.81166667    5.42332437     6.23499104    995.19335524       B1         6.534725 %
B2       86358R VS3      996.00502510    0.81166527    5.42332636     6.23499163    995.19335983       B2         6.534725 %
B3       86358R VT1      996.00501812    0.81166713    5.42332590     6.23499303    995.19335099       B3         6.534725 %
B4       86358R VV6      996.00501901    0.81166540    5.42332319     6.23498859    995.19335361       B4         6.534725 %
B5       86358R VW4      996.00502092    0.81166766    5.42332337     6.23499103    995.19335326       B5         6.534725 %
B6       86358R VX2      996.12083827    0.93721306    5.42395807     6.36117113    995.18362521       B6         6.534725 %
R        86358R VU8        0.00000000    0.00000000    0.00000000     0.00000000      0.00000000       R          6.550000 %
IIA2     86358R VJ3      919.64727095    0.00000000    4.97912016     4.97912016    903.57672514       IIA2       6.500000 %
AX       86358R VG9      829.63478303    0.00000000    4.51672438     4.51672438    797.28960206       AX         6.534037 %
PAX      86358R VN4      984.90958228    0.00000000    5.34265062     5.34265062    984.14555119       PAX        6.511711 %
IAX      86358R VQ7      893.67638579    0.00000000    0.48159892     0.48159892    874.57386697       IAX        0.633725 %

AP1                      988.59502958    1.21270787    0.00000000     1.21270787    987.38232172       AP1        0.000000 %
AP2                      995.56442979    0.89031726    0.00000000     0.89031726    994.67411253       AP2        0.000000 %
---------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7959
                              Fax: (212) 946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------
                                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
                                       -6-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     July 25, 2002

Class AX1 Beginning Balance                            4,110,061.19
Class AX1 Interest Amount                                 22,434.08
Class AX1 Ending Balance                               3,967,506.78

Class AX2 Beginning Balance                            1,927,522.98
Class AX2 Interest Amount                                 10,435.93
Class AX2 Ending Balance                               1,834,688.57

Class PAX1 Beginning Balance                           1,788,905.84
Class PAX1 Interest Amount                                9,764.44
Class PAX1 Ending Balance                              1,787,512.09

Class PAX2 Beginning Balance                           5,848,692.72
Class PAX2 Interest Amount                                31,665.78
Class PAX2 Ending Balance                              5,844,161.70

Class IAX1 Beginning Balance                           25,537,165.08
Class IAX1 Interest Amount                                 11,994.29
Class IAX1 Ending Balance                              25,493,274.64
Please Note Class IAX1 Received the following Interest Adjustment Amount  63.54

Class IAX2 Beginning Balance                           37,721,662.48
Class IAX2 Interest Amount                                 22,095.66
Class IAX2 Ending Balance                              36,413,382.31
Please Note Class IAX2 Received the following Interest Adjustment Amount   629.06

Total Scheduled Principal Amounts                        372,108.54
Group 1 Scheduled Principal Amounts                      221,014.85
Group 2 Scheduled Principal Amounts                      151,093.69

Total Unscheduled Principal Amounts                    4,255,966.22
Group 1 Unscheduled Principal Amounts                  1,251,340.11
Group 2 Unscheduled Principal Amounts                  1,251,340.11

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00

Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00

Aggregate Ending Principal Balance                    445,820,304.85
Group 1 Aggregate Ending Principal Balance            257,047,277.59
Group 2 Aggregate  Ending Principal Balance           188,773,027.26

Aggregate Non-Po Ending Principal Balance             444,105,579.50
Group 1 Non-Po Aggregate Ending Principal Balance     255,566,666.44
Group 2 Non-Po Aggregate  Ending Principal Balance    188,538,893.06

Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00
Fraud Loss Limit                                        9,566,589.00
Bankruptcy Loss Loss Limit                                120,971.00
Special Hazard Loss Loss Limit                          5,986,890.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00

Servicing Fees                                             93,843.47
Master Servicing Fee (including Retained Interest)              0.00
Retained Interest Fees                                     63,282.58
PMI Fees                                                    6,641.82



                                       -7-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     July 25, 2002


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
--------------------
Category              Number       Principal Balance               Percentage

1 Month                   3              799,367.63                  0.31 %
2 Month                   2              520,798.83                  0.20 %
3 Month                   0                    0.00                  0.00 %
Total                     5            1,320,166.46                  0.51 %

 Group 2
--------------------
Category              Number       Principal Balance               Percentage
1 Month                  16            6,108,733.65                  3.24 %
2 Month                   1              930,589.06                  0.49 %
3 Month                   0                    0.00                  0.00 %
 Total                   17            7,039,322.71                  3.73 %



 Group Totals
--------------------
Category              Number       Principal Balance               Percentage
1 Month                  19            6,908,101.28                  1.55 %
2 Month                   3            1,451,387.89                  0.33 %
3 Month                   0                    0.00                  0.00 %
 Total                   22            8,359,489.17                  1.88 %



Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

 Group 2
------------------
         Number           Principal Balance           Percentage
           1                420,964.37                 0.22 %

Group Totals
------------------
         Number           Principal Balance           Percentage
           1                420,964.37                 0.09 %








Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

 Group 2
------------------
         Number           Principal Balance           Percentage

           0                      0.00                 0.00 %

Group Totals
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

                                       -8-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     July 25, 2002


Aggregate Outstanding Interest Shortfalls

Class ia1 shortfall                                          0.00
Class ia2 shortfall                                          0.00
Class ia3 shortfall                                          0.00
Class ia4 shortfall                                          0.00

Class iia1 shortfall                                         0.00
Class iia2 shortfall                                         0.00
Class iia3 shortfall                                         0.00
Class iia4 shortfall                                         0.00
Class iia5 shortfall                                         0.00

Class b1 shortfall                                           0.00
Class b2 shortfall                                           0.00
Class b3 shortfall                                           0.00
Class b4 shortfall                                           0.00
Class b5 shortfall                                           0.00
Class b6 shortfall                                           0.00
Class r shortfall                                            0.00

Class ax shortfall                                           0.00
Class ax1 shortfall                                          0.00
Class ax2 shortfall                                          0.00

Class pax shortfall                                          0.00
Class pax1 shortfall                                         0.00
Class pax2 shortfall                                         0.00

Class iax shortfall                                          0.00
Class iax1 shortfall                                         0.00
Class iax2 shortfall                                         0.00


Total Relief Act Shortfall
Class ia1 Relief Act Shortfall                                496.62
Class ia2 Relief Act Shortfall                                  0.00
Class ia3 Relief Act Shortfall                                  0.00
Class ia4 Relief Act Shortfall                                  0.00
Class iia1 Relief Act Shortfall                                 0.00
Class iia2 Relief Act Shortfall                                74.66
Class iia3 Relief Act Shortfall                                13.58
Class iia4 Relief Act Shortfall                               110.63
Class iia5 Relief Act Shortfall                               226.03
Class iax Relief Act Shortfall                                 30.79
Class iax1 Relief Act Shortfall                                 9.92
Class iax2 Relief Act Shortfall                                 0.00
Class pax Relief Act Shortfall                                  9.92
Class pax1 Relief Act Shortfall                                14.64
Class pax2 Relief Act Shortfall                                 0.00
Class ax Relief Act Shortfall                                  14.64
Class ax1 Relief Act Shortfall                                  4.82
Class ax2 Relief Act Shortfall                                  0.00
Class b1 Relief Act Shortfall                                   4.82
Class b2 Relief Act Shortfall                                   5.27
Class b3 Relief Act Shortfall                                   1.25
Class b4 Relief Act Shortfall                                   1.38
Class b5 Relief Act Shortfall                                   0.88
Class b6 Relief Act Shortfall                                   0.88
Class r Relief Act Shortfall                                    0.00




                                      -9-

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     July 25, 2002


Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class ia1 shortfall                                             0.00
Class ia2 shortfall                                             0.00
Class ia3 shortfall                                             0.00
Class ia4 shortfall                                             0.00
Class iia1 shortfall                                            0.00
Class iia2 shortfall                                            0.00
Class iia3 shortfall                                            0.00
Class iia4 shortfall                                            0.00
Class iia5 shortfall                                            0.00
Class iax shortfall                                             0.00
Class iax1 shortfall                                            0.00
Class iax2 shortfall                                            0.00
Class pax shortfall                                             0.00
Class pax1 shortfall                                            0.00
Class pax2 shortfall                                            0.00
Class ax shortfall                                              0.00
Class ax1 shortfall                                             0.00
Class px2 shortfall                                             0.00
Class b1 shortfall                                              0.00
Class b2 shortfall                                              0.00
Class b3 shortfall                                              0.00
Class b4 shortfall                                              0.00
Class b5 shortfall                                              0.00
Class b6 shortfall                                              0.00
Class r shortfall                                               0.00

Prepayment Premiums Collected and Paid to Class P               14,252.34

